[LOGO] M F S(SM)                                                 Annual Report
INVESTMENT MANAGEMENT                                            for Year Ended
                                                             September 30, 1997



MFS(R) TOTAL RETURN FUND

[GRAPHIC OMITTED]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
A Discussion with the Lead Portfolio Manager ..............................  3
Portfolio Managers' Profiles ..............................................  7
Portfolio Concentration ...................................................  7
Fund Facts ................................................................  8
Performance Summary .......................................................  8
Tax Form Summary .......................................................... 11
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 32
Notes to Financial Statements ............................................. 39
Independent Auditors' Report .............................................. 47
The MFS Family of Funds(R) ................................................ 48
Trustees and Officers ..................................................... 49

   HIGHLIGHTS

   o FOR THE 12 MONTHS ENDED SEPTEMBER 30, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 25.27%, CLASS B SHARES 24.51%, CLASS C SHARES 24.39%, AND CLASS I SHARES 25.59%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE FUND HAS BENEFITED FROM A POSITIVE ECONOMIC ENVIRONMENT OF LOW INFLATION AND SOLID GROWTH, AS WELL AS FROM ITS HIGH WEIGHTINGS IN FINANCIAL SERVICES AND ENERGY, TWO SECTORS THAT HAVE SEEN GOOD PERFORMANCE.

   o A LITTLE OVER A THIRD OF THE FUND IS IN BONDS, WITH A DURATION (OR MEASURE OF INTEREST-RATE SENSITIVITY) OF ABOUT 5.5 YEARS, WHICH WE CONSIDER TO BE MODESTLY ABOVE OUR BENCHMARK.

   o SEVERAL STOCKS CONTRIBUTED TO PERFORMANCE, INCLUDING BRITISH PETROLEUM AND USX-MARATHON GROUP IN THE ENERGY SECTOR, NOVARTIS IN THE PHARMACEUTICAL INDUSTRY, AND TORCHMARK, A LARGE LIFE INSURANCE COMPANY AND ASSET MANAGER.

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

      A. Keith Brodkin

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. The rapid pace of growth seen in the first quarter slowed in the second quarter, to an annual rate of 3.3%. While real (inflation-adjusted) growth could moderate further in the third quarter, we believe economic momentum will carry well into the first quarter of 1998. Although the economy appears to be in a modest lull, the money supply is increasing at a rapid rate, and it still appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to begin focusing on the Federal Reserve Board's (the Fed's) willingness to raise interest rates.

Although the U.S. equity market has seen increased price volatility of late, we have been surprised by its overall strength thus far in 1997. Much of this is the result of continuing gains in corporate earnings. Even as the current recovery enters its seventh year, more and more U.S. companies have been exceeding analysts' earnings estimates. In the first quarter of 1997, for example, two-thirds of all companies met or exceeded analysts' expectations, a trend that could be an important indicator of the U.S. equity market's future direction. However, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted.

In the fixed-income markets, we have been encouraged by the Fed's decision at its July meeting not to raise short-term interest rates. Inflation remains under control, and events in the Pacific Rim countries appear to be clearly disinflationary. At the same time, we are concerned that tight labor markets could lead to inflationary pressures. As a result, our near-term outlook is neutral to modestly positive. However, it is imperative that investors not lose sight of the potential for a strengthening economy, which would encourage the Fed to tighten monetary conditions.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
Chairman and President

October 15, 1997

A DISCUSSION WITH THE LEAD PORTFOLIO MANAGER

[Photo of David M. Calabro]
     David M. Calabro

For the 12 months ended September 30, 1997, Class A shares of the Fund provided a total return of 25.27%, Class B shares 24.51%, Class C shares 24.39%, and Class I shares 25.59%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 40.45% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, for the same period. The Fund's returns also compare to a 9.59% return for the Lehman Brothers Government/Corporate Bond Index, an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities, excluding mortgage-backed securities.

Q. WHAT DO YOU SEE AS SOME OF THE REASONS FOR THE FUND'S PERFORMANCE?
A. First, the market has been keying off a positive economic environment of low inflation and solid growth. On the equity side, the Fund has had high weightings in the financial services and energy sectors. Both of these groups have done very well, particularly financial services.

Q. WHY IS THAT?
A. Financial services companies have had good earnings, and earnings are always key. But they also had fairly reasonable, or low, relative price-to- earnings multiples at the beginning of the period. Since then, we've seen higher multiples and good earnings growth. Plus, consolidation in the industry has continued, and whenever there's consolidation, multiples tend to go up. It's been a very positive economic environment for these companies, with steady growth and low inflation.

Q. AND ENERGY?
A. Here, we're seeing very good earnings growth, first because of improved productivity measures, and second because commodity prices have been reasonably good. In particular, natural gas prices have continued to be strong, and oil prices have held up, both of which have helped provide good earnings. And, like financial services, this sector had reasonable valuations at the beginning of the period.

Q. LAST YEAR, ABOUT 57% OF THE PORTFOLIO WAS IN STOCKS, WHICH YOU DESCRIBED AS BEING SLIGHTLY CONSERVATIVE. THIS YEAR, THE STOCK PORTION HAS INCREASED SLIGHTLY, TO ABOUT 59%. DO YOU STILL SEE THIS AS BEING CONSERVATIVE?
A. Yes, because actually 50% to 51% of assets have been in common stocks and roughly 7% to 8% have been in convertibles, which we consider equity-like securities, so I'd say we're still on the conservative side. We consider this to be a value-driven portfolio, and with the market at this level, it's hard to find really great values. We think the companies we own are excellent companies and have great long-term prospects but, in the short term, valuations are a bit stretched.

Q. WHAT ABOUT THE FUND'S BOND PORTFOLIO?
A. A little over a third of the Fund is in bonds, and we are more heavily weighted in corporate bonds than in U.S. Treasuries. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) The duration (or measure of interest-rate sensitivity) is about
   5.5 years, which we consider to be modestly above our benchmark. Generally, we have positioned the bond portfolio for a flat to slightly downward interest-rate environment.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY?
A. As a balanced fund, this Fund seeks to provide above-average income and to give investors a reasonable opportunity for capital appreciation. We also aim for low volatility, consistency, and solid returns. On the equity side of the portfolio, we try to accomplish this by concentrating on a large- cap, value-oriented style. We invest in big companies that we think are being misvalued in the marketplace and have room for price movement, as well as in companies that pay a solid dividend and tend to increase their dividend. We now have more international names than we had a year ago. Generally, we believe valuations in some overseas markets are more attractive and, given the upward movement of the dollar, international companies seem better positioned in the world economy. Also, MFS now has more analysts devoted to covering international companies and, therefore, more research available to help make better decisions.

Q. APART FROM ENERGY AND FINANCIAL SERVICES, ARE THERE OTHER SECTORS YOU LIKE?
A. Within industrial goods and services, we've taken positions in the two largest pollution-control companies, Browning Ferris and WMX. That industry looks appealing, partly because it had been such a poor performer until recently. Lately, though, we have seen some consolidation, while the outlook for pricing and earnings seems to have improved. These stocks largely missed the bull market, and now we think there is a lot of value in this area.

Q. HOW ABOUT SECTORS YOU MIGHT BE AVOIDING?
A. Technology would be one. That's a place for growth-fund managers, not large-cap value managers. While many of these companies are great and often provide good long-term returns, this sector has a lot of price volatility and a lot of one-product, high-growth, high-valuation companies that really don't fit the objective of this portfolio. Another area in which we have a low weighting is consumer staples. I think valuations in this area are very rich, and I don't think the earnings growth rates are sustainable. Many of these companies have been hurt by the dollar's rise. Over the past couple of months, major U.S. beverage and personal care companies have said their earnings growth rates would slow over the next 12 months, partly because of the strong dollar.

Q. ANY STOCKS THAT HAVE PERFORMED BETTER THAN YOU EXPECTED?
A. Well, we thought British Petroleum was going to be a good stock, but it's been a great stock. Another is USX-Marathon Group. Both companies have benefited from strong pricing and good earnings growth. Novartis has been another great stock. When Ciba-Geigy and Sandoz combined to become Novartis, it created a lot of synergies. Since the merger, Novartis has reported good earnings numbers, and more investors have started following it; it had been underfollowed by U.S. investors before that. Another great stock has been Torchmark, a large life insurance company and asset manager. That's a prototypical stock for this portfolio, in that it's a well-run company with high returns. It got into a couple of problems three or four years ago but kept on running a solid business. So while the stock was cheap then, the earnings are coming through again, and it's starting to get back the valuations it used to have. That's been a real home run.

Q. NOW, ANY STOCKS THAT HAVE NOT PERFORMED SO WELL?
A. Eastman Kodak has fallen into the same problem that a lot of the consumer nondurable companies are facing, but in Kodak's case, earnings are actually declining. The company has been hit with just too much competition in general. I thought this was reflected in the stock price, but obviously it wasn't.

Q. LOOKING AHEAD, WHAT KIND OF MARKET OR ECONOMIC ENVIRONMENT DO YOU SEE, AND HOW MIGHT THIS AFFECT SOME OF YOUR INVESTMENT DECISIONS FOR THE FUND?
A. I can't see the market continuing to compound these kinds of returns. At some point, we're going to have to revert back toward the mean, although I'm not sure what it's going to take for that to happen. Two things that might cause a poor stock market are high inflation and, therefore, higher interest rates, and poorer-than-expected earnings. I think we're more likely to see earnings expectations coming down. Several very large, well- respected companies have already talked about lower-than-expected earnings growth rates in the next few quarters.

Q. SO HOW DO YOU POSITION THE PORTFOLIO FOR THAT?
A. The Fund's ongoing strategy is to try to get the best possible value in the portfolio. We look for companies whose earnings growth is visible and whose valuations are attractive, either on a price-to-earnings or price-to-cash flow basis. And we try not to pay more than what we think future earnings are worth. We believe this, coupled with the fact that we go after big companies with good records of paying dividends, will help lead to favorable returns and lower volatility.

/s/ David M. Calabro
    David M. Calabro
(On behalf of the MFS Total Return Team)

   PORTFOLIO MANAGERS' PROFILES

   DAVID M. CALABRO, VICE PRESIDENT; GEOFFREY L. KURINSKY, SENIOR VICE PRESIDENT; JUDITH NOELLE LAMB, VICE PRESIDENT; LISA B. NURME, VICE PRESIDENT; AND MAURA A. SHAUGHNESSY, VICE PRESIDENT, ARE THE FUND'S PORTFOLIO MANAGERS. MR. CALABRO IS THE HEAD OF THIS PORTFOLIO MANAGEMENT TEAM AND A MANAGER OF THE COMMON STOCK PORTION OF THE FUND'S PORTFOLIO. MR. CALABRO HAS BEEN EMPLOYED BY MFS SINCE 1992. MR. KURINSKY, THE MANAGER OF THE FUND'S FIXED-INCOME SECURITIES, HAS BEEN EMPLOYED BY MFS SINCE 1987. MS. LAMB, THE MANAGER OF THE FUND'S CONVERTIBLE SECURITIES, HAS BEEN EMPLOYED BY MFS SINCE 1992. MS. NURME, A MANAGER OF THE COMMON STOCK PORTION OF THE FUND'S PORTFOLIO, HAS BEEN EMPLOYED BY MFS SINCE 1987. MS. SHAUGHNESSY, ALSO A MANAGER OF THE COMMON STOCK PORTION OF THE FUND'S PORTFOLIO, HAS BEEN EMPLOYED BY MFS SINCE 1991.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 1997

TOP 10 HOLDINGS

BRITISH PETROLEUM PLC, ADR              TEXACO, INC.
Oil exploration and production          International oil and gas company
company
                                        ALLIED SIGNAL, INC.
BRISTOL-MYERS SQUIBB CO.                Aerospace and automotive company
Pharmaceutical products company
                                        USX-MARATHON GROUP
TYCO INTERNATIONAL LTD.                 Oil and gas exploration and production
Manufacturer of fire protection,        company
packaging, and electronic equipment
                                        AMERICAN EXPRESS CO.
PHILIP MORRIS COS., INC.                U.S. financial services company
Tobacco, food, and beverage
conglomerate                            NATIONAL CITY CORP.
                                        Central U.S. bank
CIGNA CORP.
Multi-line insurance company

LARGEST SECTORS

          Other Sectors                       30.1%
          Financial Services                  24.2%
          Energy                              13.5%
          Utilities and Communications        13.0%
          Industrial Goods and Services       11.1%
          Basic Materials                      8.1%

  For a more complete breakdown, refer to the Portfolio of Investments.

FUND FACTS

  OBJECTIVE:             THE FUND'S PRIMARY OBJECTIVE IS TO OBTAIN ABOVE-AVERAGE
                         INCOME (COMPARED TO A PORTFOLIO ENTIRELY INVESTED IN
                         EQUITY SECURITIES) CONSISTENT WITH PRUDENT EMPLOYMENT
                         OF CAPITAL.

  COMMENCEMENT OF INVESTMENT OPERATIONS:  OCTOBER 6, 1970

  CLASS INCEPTION:       CLASS A  OCTOBER 6, 1970
                         CLASS B  AUGUST 23, 1993
                         CLASS C  AUGUST 1, 1994
                         CLASS I  JANUARY 2, 1997

  SIZE:                  $5.1 BILLION NET ASSETS AS OF SEPTEMBER 30, 1997

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS(R) Total Return Fund -- Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (For the 5-year period ended September 30, 1997)

                                              Lehman Brothers
Period  MFS Total Return   Consumer Price   Government/Corporate     S&P 500
  End    Fund - Class A     Index - U.S.         Bond Index      Composite Index
  ---    --------------     ------------         ----------      ---------------
9/30/92     $ 9,525           $10,000              $10,000           $10,000
9/30/93      11,270            10,269               11,144            11,300
9/30/94      11,149            10,573               10,683            11,717
9/30/95      13,196            10,842               12,216            15,202
9/30/96      14,977            11,168               12,766            18,293
9/30/97      18,762            11,401               13,990            25,692

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (For the 10-year period ended September 30, 1997)

                                              Lehman Brothers
Period  MFS Total Return   Consumer Price   Government/Corporate     S&P 500
  End    Fund - Class A     Index - U.S.         Bond Index      Composite Index
  ---    --------------     ------------         ----------      ---------------
9/30/87     $ 9,527           $10,000              $10,000           $10,000
9/30/89      11,387            10,870               12,554            11,656
9/30/91      13,142            11,931               15,527            13,876
9/30/93      17,457            12,618               19,593            17,413
9/30/95      20,440            13,322               21,478            23,425
9/30/97      29,062            14,009               24,597            39,590

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 1997

                                                                     1 Year          3 Years          5 Years         10 Years
------------------------------------------------------------------------------------------------------------------------------------
MFS Total Return Fund (Class A) including 4.75%
  sales charge (SEC results)                                        +19.31%          +17.02%          +13.41%          +11.26%
------------------------------------------------------------------------------------------------------------------------------------
MFS Total Return Fund (Class A) at net asset value                  +25.27%          +18.94%          +14.52%          +11.80%
------------------------------------------------------------------------------------------------------------------------------------
MFS Total Return Fund (Class B) with CDSC (SEC results)             +20.51%          +17.33%          +13.54%          +11.44%
------------------------------------------------------------------------------------------------------------------------------------
MFS Total Return Fund (Class B) at net asset value                  +24.51%          +18.05%          +13.78%          +11.44%
------------------------------------------------------------------------------------------------------------------------------------
MFS Total Return Fund (Class C) with CDSC (SEC results)             +23.39%          +18.14%          +14.02%          +11.55%
------------------------------------------------------------------------------------------------------------------------------------
MFS Total Return Fund (Class C) at net asset value                  +24.39%          +18.14%          +14.02%          +11.55%
------------------------------------------------------------------------------------------------------------------------------------
MFS Total Return Fund (Class I) at net asset value                  +25.59%          +19.04%          +14.57%          +11.83%
------------------------------------------------------------------------------------------------------------------------------------
Average balanced fund*                                              +24.03%          +18.53%          +13.73%          +11.36%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Corporate Bond Index**                   + 9.59%          + 9.41%          + 6.95%          + 9.42%
------------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index**                             +40.45%          +29.92%          +20.77%          +14.75%
------------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index+**                                             + 2.10%          + 2.55%          + 2.66%          + 3.43%
------------------------------------------------------------------------------------------------------------------------------------
 * Source: Lipper Analytical Services, Inc.
** Source: CDA/Wiesenberger.
 + The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class B and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the inception of Class B and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B and Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the inception of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

   FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

   THE FUND HAS DESIGNATED $231,252,631 AS A LONG-TERM CAPITAL GAIN.

   DIVIDENDS-RECEIVED DEDUCTION

   FOR THE YEAR ENDED SEPTEMBER 30, 1997, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR
   CORPORATIONS WAS 21.32%.

PORTFOLIO OF INVESTMENTS - September 30, 1997
Stocks - 52.0%
------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES               VALUE
------------------------------------------------------------------------------------------------
U.S. Stocks - 45.8%
  Aerospace - 2.6%
    Allied Signal, Inc.                                              956,000      $   40,630,000
    General Dynamics Corp.                                           265,000          23,088,125
    Lockheed-Martin Corp.                                            211,038          22,501,927
    Raytheon Co.                                                     269,500          15,934,188
    United Technologies Corp.                                        344,248          27,884,088
                                                                                  --------------
                                                                                  $  130,038,328
------------------------------------------------------------------------------------------------
  Airlines - 0.1%
    America West Holding Corp., "B"*                                 424,800      $    6,186,150
------------------------------------------------------------------------------------------------
  Agricultural Products - 0.1%
    AGCO Corp.                                                       150,000      $    4,753,125
------------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.1%
    Springs Industries, Inc.                                          45,000      $    2,362,500
    VF Corp.                                                          40,400           3,742,050
                                                                                  --------------
                                                                                  $    6,104,550
------------------------------------------------------------------------------------------------
  Automotive - 1.1%
    Dana Corp.                                                        99,200      $    4,898,000
    Ford Motor Co.                                                   520,677          23,560,634
    General Motors Corp.                                              48,669           3,257,781
    Goodrich (B.F.) Co.                                              396,400          17,937,100
    TRW, Inc.                                                        110,000           6,036,250
                                                                                  --------------
                                                                                  $   55,689,765
------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 4.5%
    Banc One Corp.                                                    19,470      $    1,086,669
    Bank of New York, Inc.                                           509,504          24,456,192
    BankBoston Corp.                                                  32,900           2,909,594
    BB&T Corp.                                                       214,900          11,483,719
    Chase Manhattan Corp.                                            222,248          26,225,264
    Comerica, Inc.                                                    60,000           4,736,250
    Compass Bancshares, Inc.                                          80,000           3,110,000
    First Hawaiian, Inc.                                             130,000           5,167,500
    Fleet/Norstor Financial Group, Inc.                              324,900          21,301,256
    National City Corp.                                              583,200          35,903,250
    NationsBank Corp.                                                279,400          17,287,875
    Northern Trust Corp.                                             406,100          24,010,663
    Norwest Corp.                                                    260,460          15,953,175
    PNC Bank Corp.                                                   494,200          24,123,138
    Wells Fargo & Co.                                                 37,001          10,175,275
                                                                                  --------------
                                                                                  $  227,939,820
------------------------------------------------------------------------------------------------
  Building
    Newport News Shipbuilding, Inc.                                   40,000      $      942,500
------------------------------------------------------------------------------------------------
  Business Machines - 1.1%
    Digital Equipment Corp.*                                         409,970      $   17,756,826
    International Business Machines Corp.                            328,600          34,811,063
    Texas Instruments, Inc.                                           28,500           3,851,063
                                                                                  --------------
                                                                                  $   56,418,952
------------------------------------------------------------------------------------------------
  Business Services - 0.1%
    Storage Trust Realty                                             105,400      $    2,753,575
------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.2%
    Century Telephone Enterprises, Inc.                              160,200      $    7,048,800
    Telephone & Data Systems, Inc.                                   105,860           4,763,700
                                                                                  --------------
                                                                                  $   11,812,500
------------------------------------------------------------------------------------------------
  Chemicals - 2.0%
    Air Products & Chemicals, Inc.                                   363,600      $   30,156,075
    Dexter Corp.                                                     181,800           7,283,363
    Dow Chemical Co.                                                 100,500           9,114,094
    duPont (E.I.) de Nemours & Co., Inc.                             501,200          30,855,125
    Ferro Corp.                                                      160,000           6,110,000
    Lyondell Petrochemical Co.                                             1                   5
    Nalco Chemical Co.                                               165,000           6,610,313
    PPG Industries, Inc.                                              40,000           2,507,500
    Praxair, Inc.                                                     59,400           3,040,538
    Rohm & Haas Co.                                                   60,300           5,785,031
    Witco Corp.                                                       19,010             867,331
                                                                                  --------------
                                                                                  $  102,329,375
------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.2%
    Lear Corp.*                                                      166,300      $    8,190,275
------------------------------------------------------------------------------------------------
  Conglomerates - 0.1%
    Eastern Enterprises                                              138,400      $    5,164,050
------------------------------------------------------------------------------------------------
  Construction Services - 0.3%
    Champion International Corp.                                     288,500      $   17,580,469
------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.5%
    Colgate-Palmolive Co.                                            102,600      $    7,149,938
    Gillette Co.                                                      10,000             863,125
    Philip Morris Cos., Inc.                                       1,131,800          47,040,438
    RJR Nabisco Holdings Corp.                                       345,000          11,859,375
    Rubbermaid, Inc.                                                 506,300          12,942,294
    Tyco International Ltd.*                                         588,942          48,330,069
                                                                                  --------------
                                                                                  $  128,185,239
------------------------------------------------------------------------------------------------
  Containers - 0.2%
    Jefferson Smurfit Corp.*                                         200,000      $    4,000,000
    Stone Container Corp.                                            429,600           6,685,650
                                                                                  --------------
                                                                                  $   10,685,650
------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.4%
    Cooper Industries, Inc.                                          540,800      $   29,237,000
    Emerson Electric Co.                                              92,000           5,301,500
    General Electric Co.                                             517,744          35,238,951
    Honeywell, Inc.                                                   47,400           3,184,688
                                                                                  --------------
                                                                                  $   72,962,139
------------------------------------------------------------------------------------------------
  Electronics - 0.1%
    Analog Devices, Inc.*                                                  2      $           55
    Intel Corp.                                                       40,000           3,692,500
    Sony Corp.                                                        10,000             939,375
                                                                                  --------------
                                                                                  $    4,631,930
------------------------------------------------------------------------------------------------
  Financial Institutions - 2.1%
    American Express Co.                                             455,600      $   37,302,250
    Edwards (A.G.), Inc.                                             245,600          12,617,700
    Federal Home Loan Mortgage Corp.                                 257,400           9,073,350
    Federal National Mortgage Assn.                                  474,300          22,292,100
    Franklin Resources, Inc.                                          37,200           3,464,250
    Kilroy Realty Corp.                                              180,800           4,881,600
    Liberty Property                                                 132,700           3,574,606
    Morgan Stanley, Dean Witter, Discover & Co.                      159,500           8,622,969
    Union Planters Corp.                                             100,000           5,587,500
                                                                                  --------------
                                                                                  $  107,416,325
------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.9%
    Anheuser Busch Cos, Inc.                                          67,000      $    3,023,375
    Archer-Daniels-Midland Co.                                       299,250           7,163,297
    Dimon, Inc.                                                      132,200           3,305,000
    General Mills, Inc.                                              109,700           7,562,444
    McCormick & Co., Inc.                                             94,100           2,264,281
    PepsiCo, Inc.                                                    306,400          12,428,350
    Quaker Oats Co.                                                  160,000           8,060,000
    Ralston-Ralston Purina Co.                                        40,000           3,540,000
                                                                                  --------------
                                                                                  $   47,346,747
------------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.1%
    Boise Cascade Corp.                                              125,000      $    5,257,813
    Kimberly-Clark Corp.                                             341,000          16,687,688
    Weyerhaeuser Co.                                                 474,000          28,143,750
    Willamette Industries, Inc.                                      182,400           6,976,800
                                                                                  --------------
                                                                                  $   57,066,051
------------------------------------------------------------------------------------------------
  Insurance - 4.4%
    Aetna Inc.                                                        30,000      $    2,443,125
    Allstate Corp.                                                   139,000          11,172,125
    Chubb Corp.                                                      474,300          33,704,944
    CIGNA Corp.                                                      223,500          41,626,875
    Conseco, Inc.                                                    105,000           5,125,313
    Equitable Companies, Inc.                                        323,232          13,272,714
    Hartford Financial Services Group, Inc.                          148,400          12,771,675
    Hartford Life, Inc., "A"*                                          1,700              65,344
    Lincoln National Corp.                                           437,100          30,433,088
    Nationwide Financial Services, Inc., "A"                          24,820             691,858
    Provident Cos., Inc.                                             182,000          12,728,625
    Reliastar Financial Corp.                                        206,000           8,201,375
    St. Paul Cos., Inc.                                              200,370          16,342,678
    Torchmark Corp.                                                  576,000          22,608,000
    Travelers Group, Inc.                                            226,538          15,461,219
                                                                                  --------------
                                                                                  $  226,648,958
------------------------------------------------------------------------------------------------
  Machinery - 0.5%
    Deere & Co., Inc.                                                270,000      $   14,512,500
    Sundstrand Corp.                                                  81,000           4,667,625
    York International Corp.                                          86,900           3,888,775
                                                                                  --------------
                                                                                  $   23,068,900
------------------------------------------------------------------------------------------------
  Medical and Health Products - 1.6%
    American Home Products Corp.                                     287,700      $   21,002,100
    Baxter International, Inc.                                        73,000           3,814,250
    Bristol-Myers Squibb Co.                                         643,000          53,208,250
    Rhone-Poulenc Rorer, Inc.                                         22,500           2,175,469
    Schering Plough Corp.                                             20,000           1,030,000
                                                                                  --------------
                                                                                  $   81,230,069
------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.7%
    AmeriSource Health Corp., "A"*                                   105,000      $    6,135,938
    Tenet Healthcare Corp.*                                          365,000          10,630,625
    United Healthcare Corp.                                          388,700          19,435,000
                                                                                  --------------
                                                                                  $   36,201,563
------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.5%
    Aluminum Cos. of America                                         239,600      $   19,647,200
    Phelps Dodge Corp.                                                78,460           6,090,458
                                                                                  --------------
                                                                                  $   25,737,658
------------------------------------------------------------------------------------------------
  Oil Services - 0.3%
    Baker Hughes, Inc.                                               100,000      $    4,375,000
    Burlington Resources, Inc.                                       155,000           7,953,438
    Schlumberger Ltd.                                                 20,000           1,683,750
    Tenneco, Inc.                                                     77,400           3,705,525
                                                                                  --------------
                                                                                  $   17,717,713
------------------------------------------------------------------------------------------------
  Oils - 4.0%
    Amoco Corp.                                                      105,400      $   10,157,925
    Atlantic Richfield Co.                                           254,600          21,752,388
    Chevron Corp.                                                    332,100          27,626,569
    Exxon Corp.                                                      392,072          25,117,113
    Mobil Corp.                                                      273,700          20,253,800
    Occidental Petroleum Corp.                                       253,000           6,562,188
    Reading & Bates Corp.*                                            51,106           2,124,093
    Sun Co., Inc.                                                     44,582           1,953,249
    Texaco, Inc.                                                     674,200          41,421,163
    Ultramar Diamond Shamrock                                         65,000           2,100,313
    Unocal Corp.                                                     191,750           8,293,188
    USX-Marathon Group                                             1,002,400          37,276,750
                                                                                  --------------
                                                                                  $  204,638,739
------------------------------------------------------------------------------------------------
  Photographic Products - 0.2%
    Eastman Kodak Co.                                                196,000      $   12,727,750
------------------------------------------------------------------------------------------------
  Pollution Control - 1.2%
    Browning Ferris Industries, Inc.                                 677,900      $   25,802,569
    Waste Management, Inc.                                           977,900          34,165,381
                                                                                  --------------
                                                                                  $   59,967,950
------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.1%
    Gannett Co., Inc.                                                 40,000      $    4,317,500
------------------------------------------------------------------------------------------------
  Railroads - 1.2%
    Burlington Northern Santa Fe Railway Co.                         237,600      $   22,958,100
    Canadian National Railway Co.                                    391,400          20,352,800
    Illinois Central Corp.                                           327,400          12,031,950
    Norfolk Southern Corp.                                            55,200           5,699,400
                                                                                  --------------
                                                                                  $   61,042,250
------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 1.7%
    Arden Realty, Inc.                                               274,900      $    8,624,988
    Boston Properties, Inc.*                                         335,100          10,995,469
    Carramerica Realty Corp.                                          70,000           2,240,000
    Cornerstone Properties, Inc.                                     115,400           2,207,025
    Federal Realty Investment Trust                                  100,000           2,518,750
    First Industrial Realty Trust, Inc.                              206,000           7,004,000
    Highwoods Properties, Inc.                                       286,200          10,124,325
    Hospitality Properties Trust                                     270,000           9,551,250
    Meditrust Corp.                                                  205,800           8,540,700
    Mid-America Apartment Communities, Inc.                          106,900           3,173,594
    National Health Investors, Inc.                                  130,200           5,061,525
    Sovran Self Storage, Inc.                                        100,000           3,150,000
    TriNet Corporate Realty Trust, Inc.                              366,400          12,869,800
                                                                                  --------------
                                                                                  $   86,061,426
------------------------------------------------------------------------------------------------
  Special Products and Services - 0.1%
    Royal Caribbean Cruises                                           14,950      $      654,063
    Stanley Works                                                     40,100           1,724,300
                                                                                  --------------
                                                                                  $    2,378,363
------------------------------------------------------------------------------------------------
  Stores - 1.4%
    CVS Corp.                                                         48,800      $    2,775,500
    May Department Stores Co.                                        101,860           5,551,370
    Penney (J.C.), Inc.                                              446,200          25,991,150
    Rite Aid Corp.                                                   566,100          31,383,169
    Sears, Roebuck & Co.                                             129,200           7,356,325
                                                                                  --------------
                                                                                  $   73,057,514
------------------------------------------------------------------------------------------------
  Supermarkets - 0.2%
    Kroger Co.*                                                      239,000      $    7,214,813
    Meyer Fred, Inc.*                                                 60,000           3,195,000
                                                                                  --------------
                                                                                  $   10,409,813
------------------------------------------------------------------------------------------------
  Telecommunications - 0.1%
    Lucent Technologies, Inc.                                         19,601      $    1,595,031
    Telecom Italia SPA                                                    10                  39
                                                                                  --------------
                                                                                  $    1,595,070
------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.5%
    Carolina Power & Light Co.                                       281,800      $   10,127,188
    Cinergy Corp.                                                    335,000          11,201,563
    CMS Energy Corp.                                                 209,700           7,758,900
    DPL, Inc.                                                        108,000           2,646,000
    Duke Energy Corp.                                                184,653           9,128,783
    FPL Group, Inc.                                                  350,200          17,947,750
    GPU, Inc.                                                        100,000           3,587,500
    New Century Energies, Inc.*                                      385,400          16,018,188
    Pacificorp                                                       361,600           8,090,800
    Pinnacle West Capital Corp.                                      484,000          16,274,500
    Public Service Co. of New Mexico                                 646,200          12,479,738
    Scana Corp.                                                      100,000           2,506,250
    Sierra Pacific Resources                                         268,900           8,621,606
    Texas Utilities Co.                                               79,000           2,844,000
                                                                                  --------------
                                                                                  $  129,232,766
------------------------------------------------------------------------------------------------
  Utilities - Gas - 2.0%
    Coastal Corp.                                                    389,200      $   23,838,500
    Columbia Gas System, Inc.                                        283,700          19,859,000
    Enron Corp.                                                       57,756           2,223,606
    Keyspan Energy Corp.                                             150,000           5,006,250
    KN Energy, Inc.                                                  159,600           7,301,700
    NGC Corp. Capital Trust                                          401,000           7,117,750
    Pacific Enterprises                                              123,400           4,180,175
    Questar Corp.                                                    140,000           5,678,750
    Sonat, Inc.                                                      104,100           5,296,087
    UGI Corp.                                                        445,000          12,293,125
    Williams Cos., Inc.                                              253,718          11,877,174
                                                                                  --------------
                                                                                  $  104,672,117
------------------------------------------------------------------------------------------------
  Utilities - Telephone - 2.3%
    AT&T Corp.                                                       508,200      $   22,519,613
    Bell Atlantic Corp.                                               88,396           7,110,353
    BellSouth Corp.                                                  205,000           9,481,250
    GTE Corp.                                                        654,000          29,675,250
    MCI Communications Corp.                                         291,000           8,548,125
    SBC Communications, Inc.                                         115,671           7,099,299
    Sprint Corp.                                                     545,800          27,290,000
    US West Communications Group                                     125,000           4,812,500
                                                                                  --------------
                                                                                  $  116,536,390
------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                 $2,341,430,024
------------------------------------------------------------------------------------------------
Foreign Stocks - 6.2%
  Argentina - 0.2%
    YPF Sociedad Anonima, ADR (Oils)                                 224,800      $    8,289,500
------------------------------------------------------------------------------------------------
  Brazil - 0.1%
    Uniao de Bancos Brasileiros S.A. GDR
      (Bank and Credit Companies)                                     91,500      $    3,351,188
------------------------------------------------------------------------------------------------
  Chile - 0.1%
    Chilectra SA, ADR (Utilities - Electric)                         225,000      $    7,102,688
------------------------------------------------------------------------------------------------
  France - 0.5%
    Alcatel Alsthom, ADR (Telecommunications)                        580,700      $   15,424,844
    Sanofi (Medical and Health Products)                              92,500           8,611,843
                                                                                  --------------
                                                                                  $   24,036,687
------------------------------------------------------------------------------------------------
  Germany - 0.6%
    Bayer AG (Chemicals)                                             100,000      $    3,989,332
    Hoechst AG (Chemicals)                                           109,000           4,840,112
    Henkel Kgaa (Consumer Goods and Services)                        365,000          20,629,873
                                                                                  --------------
                                                                                  $   29,459,317
------------------------------------------------------------------------------------------------
  Italy - 0.2%
    Eni S.p.A, ADR (Oils)                                            205,200      $   12,889,125
------------------------------------------------------------------------------------------------
  Netherlands - 1.1%
    Akzo Nobel (Chemicals)                                           158,605      $   27,178,697
    Royal Dutch Petroleum Co., ADR (Oils)                            549,400          30,491,700
                                                                                  --------------
                                                                                  $   57,670,397
------------------------------------------------------------------------------------------------
  Peru - 0.1%
    Telefonica del Peru SA, ADR (Telecommunications)                 205,945      $    4,865,451
------------------------------------------------------------------------------------------------
  Spain - 0.1%
    Repsol S.A., ADR (Oil Services)                                  149,480      $    6,483,695
------------------------------------------------------------------------------------------------
  Sweden - 0.1%
    Volvo AB, ADR (Automotive)                                       145,000      $    4,114,375
------------------------------------------------------------------------------------------------
  Switzerland - 0.6%
    Novartis AG (Medical and Health Products)                         20,413      $   31,393,786
------------------------------------------------------------------------------------------------
  United Kingdom - 2.5%
    British Petroleum PLC, ADR (Oils)                                744,182      $   67,581,022
    Gallaher Group PLC, ADR (Consumer Goods and
      Services)*                                                      40,000             767,500
    Grand Metropolitan PLC (Food and Beverage
      Products)                                                    2,608,400          24,829,620
    SmithKline-Beecham PLC, ADR (Medical and Health
      Products)                                                      716,000          34,994,500
                                                                                  --------------
                                                                                  $  128,172,642
------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                              $  317,828,851
------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,841,151,329)                                    $2,678,034,907
------------------------------------------------------------------------------------------------
Preferred Stocks - 0.4%
------------------------------------------------------------------------------------------------
Printing and Publishing - 0.1%
  NB Capital Corp., 8.35%                                              6,700      $    6,759,295
------------------------------------------------------------------------------------------------
Utilities - Electric - 0.1%
  Long Island Lighting Co., 7.95%                                    250,000      $    6,515,625
------------------------------------------------------------------------------------------------
Utilities - Gas - 0.1%
  El Paso Tennessee Pipeline Co., 8.25%                               50,000      $    2,750,000
------------------------------------------------------------------------------------------------
Oils - 0.1%
  USX-Marathon Capital, LLC, 8.75%                                   228,400      $    5,838,475
------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $20,843,330)                             $   21,863,395
------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 4.4%
------------------------------------------------------------------------------------------------
Aerospace - 0.2%
  Loral Space & Communications Corp., 6%##                           209,050      $   11,654,538
------------------------------------------------------------------------------------------------
Agricultural Products - 0.5%
  Case Corp., $4.50                                                  144,200      $   23,216,200
------------------------------------------------------------------------------------------------
Airlines
  Continental Airlines Finance Trust, 8.5%                            15,000      $    1,282,500
------------------------------------------------------------------------------------------------
Banks and Credit Companies - 0.4%
  McKesson Financing Trust, 5%##                                     151,120      $   11,069,540
  National Australia Bank Ltd., 7.875%                                70,000           2,056,250
  WBK Trust                                                          276,200           8,872,925
                                                                                  --------------
                                                                                  $   21,998,715
------------------------------------------------------------------------------------------------
Business Services
  Ikon Office Solutions, Inc., $5.04                                  30,000      $    1,935,000
------------------------------------------------------------------------------------------------
Computer Software - Systems
  Wang Labs, Inc., 6.5%##                                             25,000      $    1,240,625
------------------------------------------------------------------------------------------------
Consumer Goods and Services - 0.1%
  Corning Delaware L.P., 6%                                           30,000      $    2,248,125
------------------------------------------------------------------------------------------------
Entertainment - 0.2%
  American Radio Systems Corp., 7%##                                  55,000      $    3,162,500
  Books Financing Trust, 8.75s##                                      45,000           2,508,750
  Houston Industries, Inc., 7%*                                       20,000           1,040,000
  Royal Caribbean Cruises Ltd., 7.25%                                 31,000           2,201,000
                                                                                  --------------
                                                                                  $    8,912,250
------------------------------------------------------------------------------------------------
Financial Institutions - 0.8%
  Finova Finance Trust, 5.5%                                         158,060      $   10,412,203
  First Plus Finance                                                  12,460             682,185
  Greenfield Capital Trust, 6%##                                      45,000           2,137,500
  Jefferson Pilot Corp., 7.25%                                        25,000           2,750,000
  Merrill Lynch & Co., Inc.                                           30,000           1,158,750
  Merrill Lynch & Co., Inc., 6.5%                                     60,000           5,790,000
  Penncorp Financial Group, Inc., $3.50##                            140,100           7,582,913
  Salomon, Inc., 6.25%                                                43,300           2,435,625
  Salomon, Inc., 7.625%                                              100,000           3,787,500
  Tosco Financing Trust, 5.75%##                                      34,000           2,079,313
                                                                                  --------------
                                                                                  $   38,815,989
------------------------------------------------------------------------------------------------
Food and Beverage Products - 0.1%
  Chiquita Brands International, Inc., $3.75                          20,000      $    1,230,000
  Dole Food Co., 7%                                                   70,000           3,027,500
  Ralston Purina Co., 7%*                                             35,000           2,358,125
                                                                                  --------------
                                                                                  $    6,615,625
------------------------------------------------------------------------------------------------
Forest and Paper Products
  International Paper Capital Trust, 5.25%                             5,000      $      280,625
------------------------------------------------------------------------------------------------
Insurance - 0.6%
  American Heritage Life Investment Corp., 8.5%                       27,400      $    1,698,800
  Conseco, Inc., 7%                                                  111,000          18,981,000
  Frontier Financing Trust, 6.25%##                                   45,000           3,870,000
  St. Paul Capital LLC, 6%                                            55,800           4,003,650
  SunAmerica, Inc., $3.188                                            40,000           1,835,000
  SunAmerica, Inc., $3.10                                             15,000           1,845,000
                                                                                  --------------
                                                                                  $   32,233,450
------------------------------------------------------------------------------------------------
Metals and Minerals - 0.1%
  Timet Capital Trust, 6.625%##                                       70,800      $    4,035,600
------------------------------------------------------------------------------------------------
Pollution Control - 0.2%
  Browning Ferris Industries, Inc., 7.25%                            290,000      $   10,222,500
------------------------------------------------------------------------------------------------
Restaurants and Lodging - 0.5%
  Hilton Hotels Corp., 8%                                             60,000      $    1,860,000
  Host Marriott Financial Trust, 6.75%                                20,000           1,350,000
  Host Marriott Financial Trust, 6.75%*##                            343,680          23,198,400
  Wendys Financing, 5%                                                22,000           1,146,750
                                                                                  --------------
                                                                                  $  27,555,150
------------------------------------------------------------------------------------------------
Steel - 0.1%
  AK Steel Holding Corp., 7%                                          23,300      $      851,906
  USX-Marathon Group, 6.75%                                           70,000           1,750,000
                                                                                  --------------
                                                                                  $    2,601,906
------------------------------------------------------------------------------------------------
Stores - 0.1%
  AnnTaylor Finance Trust, 8.5%*                                      20,000      $      972,500
  TJX Cos. Inc., $7.00                                                 4,000           1,336,750
  K-Mart Financing I, 7.75%                                           20,000           1,170,000
                                                                                  --------------
                                                                                  $    3,479,250
------------------------------------------------------------------------------------------------
Telecommunications - 0.1%
  ICG Funding LLC, 6.75%##                                            24,900      $    1,245,000
  Intermedia Communication, Inc., 7%##                                39,900           1,281,788
  IXC Communications Inc., 7.25%*##                                    5,091             738,141
  Qualcomm Financial Trust, 5.75%##                                    8,000             434,000
                                                                                  --------------
                                                                                  $    3,698,929
------------------------------------------------------------------------------------------------
Transportation
  Hvide Capital Trust, 6.5%*##                                        19,940      $    1,321,025
------------------------------------------------------------------------------------------------
Utilities - Electric - 0.2%
  AES Corp., 5.375%                                                    5,000      $      341,250
  Calenergy Capital Trust III, 6.5%##                                 50,000           2,375,000
  Devon Financing Trust, $3.25##                                      45,000           3,628,125
  Williams Cos., Inc., $3.50##                                        38,000           4,194,250
                                                                                  --------------
                                                                                  $   10,538,625
------------------------------------------------------------------------------------------------
Utilities - Gas - 0.1%
  Enron Corp., 6.25%                                                  55,000      $    1,234,063
  MCN Corp., 8.75%                                                    55,200           1,683,600
  Unocal Capital Trust, 6.25%##                                       60,264           3,698,703
                                                                                  --------------
                                                                                  $    6,616,366
------------------------------------------------------------------------------------------------
Utilities - Telephone - 0.1%
  Compania Inversiones Telephone, 7%##                                59,700      $    4,089,450
------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $159,886,222)                $  224,592,443
------------------------------------------------------------------------------------------------

Bonds - 35.9%
------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)               VALUE
------------------------------------------------------------------------------------------------
U.S. Bonds - 33.8%
  Aerospace - 0.2%
    Northrop Grumman Corp., 9.375s, 2024                            $  4,000      $    4,630,120
    Raytheon Co., 6.75s, 2007                                          4,755           4,766,888
    Raytheon Co., 7.2s, 2027                                           2,000           2,022,500
                                                                                  --------------
                                                                                  $   11,419,508
------------------------------------------------------------------------------------------------
  Airlines - 1.1%
    America West Airlines Pass Through, 6.86s, 2004                 $  1,730      $    1,727,837
    Continental Airlines, Inc., 9.5s, 2001                             7,040           7,444,800
    Continental Airlines Pass-Through Trust, 7.461s, 2015              1,500           1,579,920
    Delta Air Lines, Inc., 8.5s, 2002                                  5,382           5,750,075
    Delta Air Lines, Inc., 9.75s, 2021                                 8,155          10,182,088
    Jet Equipment Trust, 8.64s, 2012##                                 3,266           3,637,080
    Jet Equipment Trust, 9.41s, 2010##                                 3,365           3,976,417
    Jet Equipment Trust, 10.69s, 2015##                                1,250           1,585,150
    Jet Equipment Trust, 11.44s, 2014##                                4,700           6,058,958
    Northwest Airlines, Inc., 8.7s, 2007                               1,500           1,557,210
    United Airlines Pass-Thru Trust, 7.27s, 2013                      12,143          12,277,801
                                                                                  --------------
                                                                                  $   55,777,336
------------------------------------------------------------------------------------------------
  Automotive - 0.2%
    Ford Motor Credit Co., 7.2s, 2007                               $  2,650      $    2,730,958
    Ford Motor Co., 7.7s, 2097                                         6,010           6,310,500
                                                                                  --------------
                                                                                  $    9,041,458
------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.2%
    BT Institutional Capital Trust, 7.75s, 2026##                   $  5,000      $    4,891,875
    Capital One Financial Corp., 7.25s, 2003                           4,845           4,828,483
    Colonial Capital II, 8.92s, 2027                                   3,510           3,707,437
    First Chicago NBD Institutional Capital, 7.95s, 2026##             2,600           2,615,314
    Greenpoint Capital Trust I, 9.1s, 2027##                           2,500           2,637,500
    MBNA Capital, 8.278s, 2026                                        19,130          19,006,803
    Riggs National Corp., 8.5s, 2006                                   2,025           2,116,125
    Socgen Real Estate Co. LLC, 7.64s, 2049##                         10,500          10,788,750
    State Street Bank & Trust, 7.94s, 2026##                           5,000           5,140,000
    Washington Mutual Capital I, 8.375s, 2027                          4,590           4,790,813
                                                                                  --------------
                                                                                  $   60,523,100
------------------------------------------------------------------------------------------------
  Building - 0.2%
    Owens Corning Fiberglass Corp., 8.875s, 2002                    $  5,390      $    5,864,050
    Owens Corning Fiberglass Corp., 9.9s, 2015##                       2,459           2,729,733
                                                                                  --------------
                                                                                  $    8,593,783
------------------------------------------------------------------------------------------------
  Business Machines - 0.1%
    International Business Machines Corp., 7.125s,
      2096                                                          $  5,275      $    5,186,644
------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.1%
    U.S. Cellular Corp., 7.25s, 2007                                $  5,000      $    5,039,600
------------------------------------------------------------------------------------------------
  Conglomerates - 0.2%
    News America Holdings Inc., 10.125s, 2012                       $ 10,000      $   11,485,700
------------------------------------------------------------------------------------------------
  Construction Services - 0.2%
    Georgia Pacific Corp., 9.875s, 2021                             $  8,215      $    9,255,101
------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.1%
    Fingerhut Cos., Inc., 7.375s, 1999                              $  3,000      $    3,030,000
    Philip Morris Cos., Inc., 7.75s, 2027                              3,000           3,075,090
                                                                                  --------------
                                                                                  $    6,105,090
------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 5.6%
    Advanta Credit Card Master Trust II, 5.756s, 2004               $ 15,000      $   14,962,500
    Advanta Mortgage Loan Trust, 5.886s, 2028                         23,500          23,500,000
    AT&T Universal Card Master Trust, 5.832s, 2004                    12,000          11,985,000
    BCF LLC, 7.75s, 2026##                                             4,430           4,179,301
    Carco Auto Loan Master Trust, 5.706s, 2003                        55,000          54,879,550
    Chevy Chase Master Credit Card Trust, 5.806s, 2001                32,500          32,500,000
    Citibank Credit Card Master Trust I, 6.839s, 2004                 25,000          25,179,500
    Contimortage Home Equity Loan Trust, 6.26s, 2012                  25,000          24,996,095
    Continental Airlines Pass-Through Trust, 9.5s, 2013                3,892           4,487,890
    Continental Airlines Pass-Through Trust, 10.22s, 2014              9,114          11,050,120
    Discover Card Master Trust 1, 5.746s, 2005                        15,000          15,000,000
    First USA Credit Card Master Trust, 5.786s, 2007                  40,000          39,974,800
    Green Tree Financial Corp., 6.49s, 2028                            9,000           9,039,330
    Merrill Lynch Mortgage Investors, Inc., 8.129s, 2023+              4,000           3,730,000
    Merrill Lynch Mortgage Investors, Inc., 9s, 2011                     465             490,992
    Merrill Lynch Mortgage Investors, Inc., 9.25s, 2011                  154             157,214
    Merrill Lynch Mortgage Investors, Inc., 9.7s, 2010                    86              86,709
    PNC Mortgage Securities Corp., 6.49s, 2026                        15,000          15,032,812
                                                                                  --------------
                                                                                  $  291,231,813
------------------------------------------------------------------------------------------------
  Entertainment - 0.5%
    Circus Circus Enterprises, Inc., 7s, 2036                       $ 11,100      $   11,113,098
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##                12,910          12,596,158
                                                                                  --------------
                                                                                  $   23,709,256
------------------------------------------------------------------------------------------------
  Financial Institutions - 2.7%
    Banponce Trust I, 8.327s, 2027                                  $  5,000      $    5,168,250
    Bear Stearns Cos., Inc., 6.5s, 2002                                1,520           1,518,480
    Contifinancial Corp., 7.5s, 2002##                                 6,814           6,882,140
    Dynex Capital Corp., 7.875s, 2002                                  7,000           7,043,750
    Felcor Suites Ltd. Partnership, 7.375s, 2004##                     4,860           4,847,850
    First Empire Capital Trust I, 8.234s, 2027                         6,525           6,805,445
    First Merchants Acceptance Corp., 9.5s, 2006                       2,000             800,000
    HSBC Americas Capital Trust II, 8.38s, 2027##                      7,575           7,915,875
    Lehman Brothers Holdings, Inc., 6.4s, 1999                         6,500           6,522,880
    Lehman Brothers, Inc., 7.125s, 2003                             $  4,500      $    4,574,970
    Lehman Brothers, Inc., 7.375s, 2004                                  750             773,617
    Lehman Brothers, Inc., 7.5s, 2026                                 15,600          16,464,084
    Leucadia Capital Trust I, 8.65s, 2027                              2,606           2,729,785
    MBNA Corp., 6.963s, 2002##                                        13,755          13,881,546
    Nationwide Mutual Life Insurance Co., 7.5s, 2024##                10,925          10,766,369
    Salomon, Inc., 7.25s, 2001                                        16,185          16,520,191
    Salomon, Inc., 7.2s, 2004                                          2,700           2,763,612
    Salton Sea Funding Corp., 7.37s, 2005                              5,250           5,294,572
    Salton Sea Funding Corp., 7.84s, 2010                              7,270           7,492,026
    Salton Sea Funding Corp., 8.3s, 2011##                             2,500           2,673,725
    United Cos. Financial Corp., 7s, 1998                              2,080           2,089,547
    United Cos. Financial Corp., 7.7s, 2004                            2,650           2,662,058
                                                                                  --------------
                                                                                  $  136,190,772
------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.1%
    RJR Nabisco, Inc., 8.25s, 2004                                  $  2,550      $    2,629,152
    RJR Nabisco, Inc., 8.75s, 2007                                     4,150           4,405,225
                                                                                  --------------
                                                                                  $    7,034,377
------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.4%
    Boise Cascade Co., 7.35s, 2004                                  $  8,500      $    8,563,750
    Boise Cascade Co., 9.85s, 2002                                     6,375           7,181,437
    Waterford 3 Funding, 8.09s, 2017                                   4,770           4,871,363
                                                                                  --------------
                                                                                  $   20,616,550
------------------------------------------------------------------------------------------------
  Insurance - 1.7%
    Conseco Finance Trust III, 8.796s, 2027                         $ 10,625      $   11,328,906
    Equitable Life Assurance Society, 7.7s, 2015##                     8,513           8,795,461
    Liberty Mutual Insurance Co., 8.2s, 2007##                        12,495          13,627,547
    NGC Corp. Capital Trust, 8.316s, 2027##                            3,255           3,423,853
    Providian Capital I, 9.525s, 2027##                                9,350           9,934,375
    Safeco Capital Trust I, 8.072s, 2037##                            27,823          28,240,345
    Travelers Capital III, 7.75s, 2036                                10,405          10,600,094
                                                                                  --------------
                                                                                  $   85,950,581
------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.2%
    Tenet Healthcare Corp., 8s, 2005                                $  7,250      $    7,395,000
    Tenet Healthcare Corp., 8.625s, 2007                                 857             886,995
    Tenet Healthcare Corp., 10.125s, 2005                              1,978           2,165,910
                                                                                  --------------
                                                                                  $   10,447,905
------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Seacor Smit, Inc., 7.2s, 2009##                                 $  5,300      $    5,339,750
------------------------------------------------------------------------------------------------
  Oils - 0.8%
    Chesapeake Energy Corp., 7.875s, 2004                           $  7,560      $    7,314,300
    Clark Oil Refining Corp., 10.5s, 2001                              3,060           3,151,800
    Enserch Exploration, Inc., 7.54s, 2009##                           4,000           4,000,000
    Gulf Canada, 9.25s, 2004                                           3,420           3,618,497
    Louisiana Land & Exploration Co., 7.65s, 2023                      7,500           7,815,825
    Oryx Energy Co., 8.375s, 2004                                      7,240           7,710,600
    Oryx Energy Co., 10s, 2001                                         4,423           4,851,146
    Transocean Offshore, Inc., 8s, 2027                                4,050           4,414,500
                                                                                  --------------
                                                                                  $   42,876,668
------------------------------------------------------------------------------------------------
  Precious Metals and Minerals - 0.1%
    Freeport McMoRan Copper & Gold, 7.5s, 2006                      $  6,345      $    6,464,349
------------------------------------------------------------------------------------------------
  Railroads - 0.1%
    Norfolk Southern Corp., 7.05s, 2037                             $  5,975      $    6,197,629
------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.6%
    Circus Circus Enterprises, Inc., 6.7s, 2096                     $  4,500      $    4,438,980
    Hilton Hotels Corp., 7.375s, 2002                                  2,475           2,524,500
    Hilton Hotels Corp., 7.95s, 2007                                  18,250          19,190,422
    Mirage Resorts, Inc., 6.75s, 2007                                  2,370           2,337,412
                                                                                  --------------
                                                                                  $   28,491,314
------------------------------------------------------------------------------------------------
  Stores - 0.1%
    Sears Roebuck Acceptance Corp., 6.7s, 2007                      $  2,630      $    2,620,348
------------------------------------------------------------------------------------------------
  Telecommunications - 1.4%
    Commonwealth Edison Co., 7.375s, 2004                           $  3,000      $    3,038,640
    Fox/Liberty Networks, Inc., 8.875s, 2007##                         2,500           2,518,750
    TCI Communications, 6.375s, 1999                                  18,000          17,985,780
    TCI Communications Financing III, 9.65s, 2027                      9,620          10,377,575
    Tele-Communications, Inc., 7.38s, 2001                             2,625           2,668,969
    Tele-Communications, Inc., 7.385s, 2001                            7,955           8,089,519
    Tele-Communications, Inc., 7.49s, 2003                            10,000          10,145,700
    Tele-Communications, Inc., 8.25s, 2003                             3,600           3,802,716
    Tele-Communications, Inc., 9.25s, 2002                             2,200           2,398,616
    Worldcom, Inc., 7.75s, 2007                                        2,700           2,837,754
    Worldcom, Inc., 8.875s, 2006                                       5,000           5,362,400
                                                                                  --------------
                                                                                  $   69,226,419
------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 2.9%
      Federal National Mortgage Assn., 7s, 2011 - 2012              $ 99,732      $  100,666,265
      Federal National Mortgage Assn., 8.5s, 2026 -2026               46,286          48,354,167
                                                                                  --------------
                                                                                  $  149,020,432
------------------------------------------------------------------------------------------------
  U.S. Government Guaranteed - 8.4%
    Government National Mortgage Association - 2.2%
      GNMA, 7.5s, 2026 - 2027                                       $ 39,798      $   40,482,111
      GNMA, 8s, 2007 - 2025                                           43,827          45,609,861
      GNMA, 8.5s, 2026 - 2027                                         25,745          26,937,017
                                                                                  --------------
                                                                                  $  113,028,989
------------------------------------------------------------------------------------------------
    Small Business Administration
      SBA, 8.8s, 2011                                               $    482      $     522,227
------------------------------------------------------------------------------------------------
    U.S. Treasury Obligations - 6.2%
      U S. Treasury Bonds, 6.375s, 2027                             $ 11,000      $   10,951,820
      U.S. Treasury Bonds, 6.625s, 2027                              101,963         104,400,935
      U.S. Treasury Bonds, 9.875s, 2015                               28,500          38,884,545
      U.S. Treasury Bonds, 12.375s, 2004                              25,000          33,402,250
      U.S. Treasury Notes, 5.875s, 2000                                5,000           5,000,800
      U.S. Treasury Notes, 6.125s, 2007                                1,142           1,142,537
      U.S. Treasury Notes, 6.25s, 2002 - 2007                         22,254          22,397,921
      U.S. Treasury Notes, 6.5s, 2002 - 2006                          22,353          22,799,500
      U.S. Treasury Notes, 6.625s, 2002 - 2002                        33,902          34,712,493
      U.S. Treasury Notes, 7.25s, 2004                                15,832          16,811,526
      U.S. Treasury Notes, 8.5s, 2000                                  2,900           3,110,250
      U.S. Treasury Notes, 9.125s, 1999                               22,410          23,547,980
                                                                                  --------------
                                                                                  $  317,162,557
------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                  $  430,713,773
------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.8%
    Bear Valley II Funding Corp., 8.25s, 2003                       $  5,780      $    5,911,379
    Bear Valley II Funding Corp., 8.625s, 2007                         2,190           2,287,630
    Cleveland Electric Illuminating Co., 9s, 2023                      9,118           9,764,193
    Cleveland Electric Illuminating Co., 9.375s, 2017                  4,550           4,750,291
    Comed Financing II, 8.5s, 2027                                     4,400           4,545,288
    Commonwealth Edison Co., 6.4s, 2005                                4,575           4,364,367
    Commonwealth Edison Co., 7.625s, 2007                              8,230           8,466,366
    Connecticut Light & Power Co., 7.75s, 2002##                      10,380          10,496,775
    Edison Mission Energy Funding Corp., 7.33s, 2008##                 1,450           1,482,016
    El Paso Electric Co., 8.9s, 2006                                   1,800           1,951,902
    First PV Funding Corp., 10.15s, 2016                               3,873           4,122,189
    First PV Funding Corp., 10.3s, 2014                                3,865           4,173,620
    Loewen Group, Inc., 6.7s, 1999##                                   8,100           8,083,476
    Long Island Lighting Co., 7.5s, 2007                               4,325           4,423,740
    Long Island Lighting Co., 8.9s, 2019                              11,928          12,723,836
    Long Island Lighting Co., 9s, 2022                                29,105          32,417,149
    Long Island Lighting Co., 9.625s, 2024                             1,395           1,443,783
    Midland Cogeneration Venture Corp., 10.33s, 2002                   2,700           2,935,143
    Midland Funding Corp. II, "A", 11.75s, 2005                        2,220           2,634,918
    Midland Funding Corp., "B", 13.25s, 2006                        $  3,970      $    5,018,001
    Montana Power Co., 7.875s, 2026                                    2,275           2,324,936
    Niagara Mohawk Power Corp., 6.875s, 2001                          10,663          10,580,542
    Niagara Mohawk Power Corp., 8.5s, 2023                             4,650           4,744,163
    Niagara Mohawk Power Corp., 8.75s, 2022                            7,430           7,623,551
    Niagara Mohawk Power Corp., 8.77s, 2018                           13,940          14,706,003
    North Atlantic Energy Corp., 9.05s, 2002                          10,132          10,247,201
    Southern Co. Capital Trust I, 8.19s, 2037                          7,467           7,774,416
    Texas Utilities Electric Co., 7.17s, 2007                          6,190           6,293,806
                                                                                  --------------
                                                                                  $  196,290,680
------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.5%
    California Energy, Inc., 10.25s, 2004                           $  4,005      $    4,347,067
    Ras Laffan Liquified Natural Gas, 7.628s, 2006##                   2,500           2,621,875
    Ras Laffan Liquified Natural Gas, 8.294s, 2014##                   4,225           4,515,469
    Tennessee Gas Pipeline Co., 7.625s, 2037                           6,500           6,760,000
    Texas Gas Transmission Corp., 7.25s, 2027                          5,300           5,333,125
                                                                                  --------------
                                                                                  $   23,577,536
------------------------------------------------------------------------------------------------
  Other - 0.2%
    Burlington Industries, Inc., 7.25s, 2027                        $  3,050      $    3,050,000
    Federal Express Corp., 7.65s, 2014                                 4,350           4,632,750
                                                                                  --------------
                                                                                  $    7,682,750
------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                  $1,726,110,222
------------------------------------------------------------------------------------------------
Foreign Bonds - 2.1%
  Argentina - 0.1%
    Hidroelectrica Alicura, 8.375s, 1999##                          $  6,244      $    6,337,660
------------------------------------------------------------------------------------------------
  Chile - 0.2%
    Empresa Electrica Del Norts, 7.75s, 2006##                      $  1,915      $    1,919,443
    Empresa Nacional De Electric, 7.325s, 2037                         5,114           5,301,274
    Enersis S.A., 6.9s, 2006                                           4,000           3,945,000
                                                                                  --------------
                                                                                  $   11,165,717
------------------------------------------------------------------------------------------------
  China - 0.1%
    Dao Heng Bank Ltd., 7.75s, 2007##                               $  5,150      $    5,202,324
------------------------------------------------------------------------------------------------
  Colombia - 0.3%
    Financiera Energetica Nacional Colombia, 9.375s, 2006##         $  5,410      $    5,842,800
    Oleoducto Central S.A., 9.35s, 2005##                              3,500           3,832,500
    Republic of Colombia, 8.66s, 2016##                                2,200           2,373,250
    Republic of Colombia, 8.75s, 1999                                  3,640           3,785,600
                                                                                  --------------
                                                                                  $   15,834,150
------------------------------------------------------------------------------------------------
  Indonesia - 0.4%
    Indah Kiat Finance Mautitius Ltd., 10s, 2007##                  $  5,130      $    5,033,812
    PT Polysindo Eka Perkasa, 13s, 2001                                5,627           6,295,206
    Tjiwi Kimia Finance Maturities Ltd., 10s, 2004                     9,260           9,074,800
                                                                                  --------------
                                                                                  $   20,403,818
------------------------------------------------------------------------------------------------
  Mexico - 0.1%
    Banco Commercial S.A., 8.25s, 2007##                            $  3,710      $    3,803,863
------------------------------------------------------------------------------------------------
  Panama - 0.1%
    Republic of Panama, 7.875s, 2002##                              $  2,965      $    2,972,413
------------------------------------------------------------------------------------------------
  Russia - 0.1%
    Russian Federation, 10s, 2007##                                 $  6,000      $    6,345,000
------------------------------------------------------------------------------------------------
  South Korea - 0.5%
    Korea Development Bank, 7.125s, 2001                            $  4,750      $    4,775,270
    Korea Development Bank, 6.75s, 2005                               12,485          12,094,095
    Korea Electric Power Corp., 7s, 2027                               7,845           7,705,751
                                                                                  --------------
                                                                                  $   24,575,116
------------------------------------------------------------------------------------------------
  Thailand - 0.2%
    Industrial Finance Corp., 7.375s, 2007##                        $  5,350      $    4,890,168
    Jasmine Submarine Telecom Ltd., 8.483s, 2011##                     8,000           7,890,000
                                                                                  --------------
                                                                                  $   12,780,168
------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                               $  109,420,229
------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,802,201,598)                                     $1,835,530,451
------------------------------------------------------------------------------------------------

Convertible Bonds - 2.8%
------------------------------------------------------------------------------------------------
Advertising
  Omnicom Group Inc., 4.25s, 2007##                                 $  1,700      $    2,199,375
------------------------------------------------------------------------------------------------
Aerospace - 0.1%
  Hexcel Corp., 7s, 2003                                            $  2,000      $    3,910,000
------------------------------------------------------------------------------------------------
Automotive - 0.1%
  Daimler Benz, 0s, 2017                                            $ 10,850      $    5,099,500
------------------------------------------------------------------------------------------------
Building
  Continental Homes Holding Corp., 6.875s, 2002                     $    500      $      636,250
------------------------------------------------------------------------------------------------
Business Services - 0.1%
  Personnel Group of America, Inc., 5.75s, 2004                     $  1,994      $    2,303,070
  Protection One Alarm Monitoring, 6.75s, 2003                           500             590,000
                                                                                  --------------
                                                                                  $    2,893,070
------------------------------------------------------------------------------------------------
Chemicals - 0.2%
  Valhi, Inc., 0s, 2007                                             $ 15,840      $    9,900,000
------------------------------------------------------------------------------------------------
Computer Software - PC
  Read Rite Corp., 6.5s, 2004                                       $  1,000      $      977,500
------------------------------------------------------------------------------------------------
Computer Software - Systems - 0.3%
  Adaptec, Inc., 4.75s, 2004##                                      $  1,492      $    1,674,770
  CUC International, Inc., 3s, 2002##                                  6,000           6,930,000
  Data General Corp., 6s, 2004##                                       1,994           2,462,590
  Safeguard Scientifics, Inc., 6s, 2006##                              1,500           1,560,000
  SCI Systems, Inc., 5s, 2006##                                          750           1,597,031
  Solectron Corp., 6s, 2006##                                          1,000           1,440,000
  System Software Associates, Inc., 7s, 2002                             994           1,076,005
                                                                                  --------------
                                                                                  $   16,740,396
------------------------------------------------------------------------------------------------
Corporate Asset Backed - 0.1%
  Time Warner, Inc., 0s, 2013                                       $  7,690      $    3,720,038
------------------------------------------------------------------------------------------------
Electrical Equipment - 0.1%
  Integrated Process Equipment Corp., 6.25s, 2004                   $  1,495      $    1,681,875
  National Semiconductor Corp., 6.5s, 2002##                           1,500           1,721,250
                                                                                  --------------
                                                                                  $    3,403,125
------------------------------------------------------------------------------------------------
Electronics - 0.2%
  ADT Operations, Inc., 0s, 2010                                    $  9,140      $    9,688,400
  Dovatron International, Inc., 6s, 2002##                               500             901,250
  Photronics, Inc., 6s, 2004                                             739             944,996
  Xilinx, Inc., 5.25s, 2002##                                            750             870,000
                                                                                  --------------
                                                                                  $   12,404,646
------------------------------------------------------------------------------------------------
Food and Beverage Products - 0.1%
  Grand Metropolitan Public Ltd., 6.5s, 2000##                      $  2,000      $    2,765,000
------------------------------------------------------------------------------------------------
Medical and Health Products - 0.1%
  North American Vaccine, Inc., 6.5s, 2003##                        $    500      $      525,625
  Roche Holdings, Inc., 0s, 2008##                                     2,500           2,325,000
  Roche Holdings, Inc., 0s, 2010##                                     4,230           2,136,150
  Ventritex, Inc., 5.75s, 2001                                           880           1,061,500
                                                                                  --------------
                                                                                  $    6,048,275
------------------------------------------------------------------------------------------------
Medical and Health Technology and Services - 0.1%
  Dura Pharmaceuticals, Inc., 3.5s, 2002                            $  1,000      $    1,065,000
  National Health Investors, Inc., 7.75s, 2001                           500             592,500
  Omega Healthcare Investors Inc., 8.5s, 2001                            500             630,625
  Quintiles Transnational Corp., 4.25s, 2000##                         1,250           1,482,813
  Sunrise Assisted Living, Inc., 5.5s, 2002##                          1,000           1,186,250
                                                                                  --------------
                                                                                  $    4,957,188
------------------------------------------------------------------------------------------------
Oil Services - 0.4%
  Diamond Offshore Drilling, Inc., 3.75s, 2007                      $  5,623      $    8,069,005
  Key Energy, 5s, 2004##                                               1,985           2,004,850
  Nabors Industries, Inc., 5s, 2006                                    2,350           5,234,625
  Parker Drilling Co., 5.5s, 2004                                      2,494           2,995,918
  Seacorp Holdings, Inc., 5.375s, 2006##                               2,000           2,302,500
                                                                                  --------------
                                                                                  $   20,606,898
------------------------------------------------------------------------------------------------
Oils - 0.1%
  Pogo Producing Co., 5.5s, 2006##                                  $  2,500      $    2,900,000
------------------------------------------------------------------------------------------------
Pollution Control - 0.2%
  Sanifill, Inc., 5s, 2006                                          $  1,250      $    1,871,875
  U.S. Filter Corp. New, 6s, 2005##                                    2,000           4,747,500
  USA Waste Services, Inc., 4s, 2002                                   1,746           1,942,425
  USA Waste Services, Inc., 7.125s, 2007                               1,500           1,501,129
                                                                                  --------------
                                                                                  $   10,062,929
------------------------------------------------------------------------------------------------
Real Estate - 0.1%
  Liberty Property Trust, 8.2s, 2001                                $  3,930      $    5,374,275
------------------------------------------------------------------------------------------------
Restaurants and Lodging - 0.1%
  Hilton Hotels Corp., 5s, 2006                                     $    750      $      881,250
  Marriott International, Inc. 0s, 2011                                3,000           1,972,500
                                                                                  --------------
                                                                                  $    2,853,750
------------------------------------------------------------------------------------------------
Special Products and Services - 0.1%
  Cemex, 4.25s, 1997##                                              $  2,000      $    1,997,500
  Halter Marine Group, Inc.                                            1,495           1,702,431
  United Waste Systems, Inc., 4.5s, 2001##                             2,250           3,240,000
                                                                                  --------------
                                                                                  $    6,939,931
------------------------------------------------------------------------------------------------
Stores - 0.1%
  Home Depot, Inc., 3.25s, 2001                                     $    400      $      489,000
  Mens Wearhouse, Inc., 5.25s, 2003                                      750             932,813
  Office Depot, Inc., 0s, 2008                                         1,750           1,069,688
  Saks Holdings, Inc., 5.5s, 2006                                      2,245           1,908,250
  Staples, Inc., 4.5s, 2000##                                            500             632,474
  U.S. Office Products Co., 5.5s, 2001                                 1,500           1,607,500
                                                                                  --------------
                                                                                  $    6,639,725
------------------------------------------------------------------------------------------------
Telecommunications - 0.2%
  Smarttalk Teleservices, Inc., 5.75s, 2004                         $  1,495      $    1,618,338
  Jacor Communications Inc., 0s, 2011                                  2,000           1,270,000
  Tele Communications International, Inc., 4.5s, 2006                  2,420           2,023,725
  Tel-Save Holdings, Inc., 4.5s, 2002                                  2,495           2,844,300
  World Access, Inc., 4.5s 2002                                        1,990           2,119,350
                                                                                  --------------
                                                                                  $    9,875,713
------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $108,215,066)                           $  140,907,584
------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.1%
------------------------------------------------------------------------------------------------
  Associates Corp. of North America, due 10/01/97                   $ 15,355      $   15,355,000
  Federal Home Loan Bank, due 10/08/97 - 11/19/97                     15,065          15,001,066
  Federal Home Loan Mortgage Corp., due 10/02/97 - 10/21/97           47,815          47,685,098
  Federal National Mortgage Assn., due 10/06/97 - 12/15/97           121,600         120,877,166
  Pfizer, Inc., due 10/16/97                                          12,000          11,972,650
------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                   $  210,890,980
------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $4,143,188,525)                               $5,093,043,728

Other Assets, Less Liabilities - 0.4%                                                 19,569,941
------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                               $5,112,613,669
------------------------------------------------------------------------------------------------

 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
SEPTEMBER 30, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $4,143,188,525)      $5,093,043,728
  Cash                                                                760,898
  Receivable for daily variation margin on open futures
    contracts                                                          75,500
  Receivable for Fund shares sold                                   8,599,208
  Receivable for investments sold                                  37,664,719
  Interest and dividends receivable                                36,016,119
  Other assets                                                         75,851
                                                               --------------
      Total assets                                             $5,176,236,023
                                                               --------------
Liabilities:
  Distributions payable                                        $   14,071,666
  Payable for Fund shares reacquired                                2,594,230
  Payable for investments purchased                                45,690,828
  Payable to affiliates -
    Management fee                                                    143,158
    Shareholder servicing agent fee                                    54,473
    Distribution and service fee                                      247,223
    Administrative fee                                                  3,082
  Accrued expenses and other liabilities                              817,694
                                                               --------------
      Total liabilities                                        $   63,622,354
                                                               --------------
Net assets                                                     $5,112,613,669
                                                               ==============
Net assets consist of:
  Paid-in capital                                              $3,781,191,439
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies               949,954,921
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                 376,352,403
  Accumulated undistributed net investment income                   5,114,906
                                                               --------------
      Total                                                    $5,112,613,669
                                                               ==============
Shares of beneficial interest outstanding                       302,154,171
                                                                ===========
Class A shares:
  Net asset value per share
    (net assets of $3,198,768,893 / 189,050,501 shares of
    beneficial interest outstanding)                              $16.92
                                                                  ======
  Offering price per share (100 / 95.25)                          $17.76
                                                                  ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $1,707,189,631 / 100,913,755 shares of
    beneficial interest outstanding)                              $16.92
                                                                  ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $190,290,923 / 11,222,686 shares of
    beneficial interest outstanding)                              $16.96
                                                                  ======
Class I shares:
  Net asset value, offering price and redemption price
    per share (net assets of $16,364,222 / 967,229 shares
    of beneficial interest outstanding)                           $16.92
                                                                  ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30, 1997
-------------------------------------------------------------------------------

Net investment income:
  Income -
    Interest                                                   $  146,084,288
    Dividends                                                      68,494,301
    Foreign taxes withheld                                           (681,418)
                                                               --------------
      Total investment income                                  $  213,897,171
                                                               --------------
  Expenses -
    Management fee                                             $   16,190,722
    Trustees' compensation                                            128,151
    Shareholder servicing agent fee                                 4,511,440
    Shareholder servicing agent fee (Class A)                         717,088
    Shareholder servicing agent fee (Class B)                         620,329
    Shareholder servicing agent fee (Class C)                          35,690
    Distribution and service fee (Class A)                         10,062,075
    Distribution and service fee (Class B)                         14,777,960
    Distribution and service fee (Class C)                          1,323,929
    Administrative fee                                                220,890
    Postage                                                           681,042
    Custodian fee                                                     475,523
    Printing                                                          265,633
    Auditing fees                                                      39,409
    Legal fees                                                         29,006
    Miscellaneous                                                   2,308,704
                                                               --------------
      Total expenses                                           $   52,387,591
    Fees paid indirectly                                             (378,564)
                                                               --------------
      Net expenses                                             $   52,009,027
                                                               --------------
        Net investment income                                  $  161,888,144
                                                               --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                    $  425,307,259
    Futures contracts                                              (2,968,743)
    Foreign currency transactions                                    (113,717)
                                                               --------------
      Net realized gain on investments and foreign
       currency transactions                                   $  422,224,799
                                                               --------------
  Change in unrealized appreciation -
    Investments                                                $  421,921,436
    Futures contracts                                                 240,452
    Translation of assets and liabilities in foreign
      currencies                                                       10,372
                                                               --------------
      Net unrealized gain on investments and foreign
        currency translation                                   $  422,172,260
                                                               --------------
        Net realized and unrealized gain on investments
          and foreign currency                                 $  844,397,059
                                                               --------------
          Increase in net assets from operations               $1,006,285,203
                                                               ==============
See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                                1997                      1996
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $  161,888,144            $  147,726,656
  Net realized gain on investments and foreign currency
    transactions                                                 422,224,799               290,242,988
  Net unrealized gain on investments and foreign
    currency translation                                         422,172,260                 5,067,278
                                                              --------------            --------------
    Increase in net assets from operations                    $1,006,285,203            $  443,036,922
                                                              --------------            --------------
Distributions declared to shareholders -
  From net investment income (Class A)                        $ (109,704,957)           $ (103,128,807)
  From net investment income (Class B)                           (46,073,857)              (40,140,247)
  From net investment income (Class C)                            (4,116,016)               (1,719,502)
  From net investment income (Class I)                              (494,322)                    --
  From net realized gain on investments and foreign
    currency transactions (Class A)                             (182,350,658)             (104,083,151)
  From net realized gain on investments and foreign
    currency transactions (Class B)                              (93,208,564)              (47,213,572)
  From net realized gain on investments and foreign
    currency transactions (Class C)                               (6,625,287)               (1,295,700)
                                                              --------------            --------------
    Total distributions declared to shareholders              $ (442,573,661)           $ (297,580,979)
                                                              --------------            --------------
    Net increase in net assets from Fund share
      transactions                                            $  613,016,871            $  519,720,467
                                                              --------------            --------------
      Total increase in net assets                            $1,176,728,413            $  665,176,410
Net assets:
  At beginning of year                                         3,935,885,256             3,270,708,846
                                                              --------------            --------------
At end of year (including accumulated undistributed
  net investment income of $5,114,906 and $4,235,183,
  respectively)                                               $5,112,613,669            $3,935,885,256
                                                              ==============            ==============

See notes to financial statements


Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                 1997             1996             1995           1994           1993
-----------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $15.03           $14.46           $12.80         $13.70         $12.42
                                                       ------           ------           ------         ------         ------
Income from investment operations# -
  Net investment income(S)                             $ 0.60           $ 0.64           $ 0.64         $ 0.54         $ 0.45
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions         2.94             1.21             1.64          (0.69)          1.74
                                                       ------           ------           ------         ------         ------
      Total from investment operations                 $ 3.54           $ 1.85           $ 2.28         $(0.15)        $ 2.19
                                                       ------           ------           ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                           $(0.59)          $(0.62)          $(0.61)        $(0.54)        $(0.59)
  From net realized gain on investments and
   foreign currency transactions                        (1.06)           (0.66)           (0.01)         (0.10)         (0.32)
  In excess of net realized gain on investments
   and foreign currency transactions                      --               --               --           (0.11)           --
                                                       ------           ------           ------         ------         ------
      Total distributions declared to
       shareholders                                    $(1.65)          $(1.28)          $(0.62)        $(0.75)        $(0.91)
                                                       ------           ------           ------         ------         ------
Net asset value - end of period                        $16.92           $15.03           $14.46         $12.80         $13.70
                                                       ======           ======           ======         ======         ======
Total return(+)                                        25.27%           13.50%           18.36%        (1.07)%         18.32%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            0.93%            0.91%            0.87%          0.85%          0.84%
  Net investment income                                 3.84%            4.35%            4.82%          4.26%          4.51%
Portfolio turnover                                       143%             140%             102%            91%            95%
Average commission rate###                            $0.0476          $0.0547          $   --         $   --         $   --
Net assets at end of period (000,000 omitted)         $ 3,199          $ 2,568          $ 2,242        $ 1,857        $ 1,702

  # Per share data for the periods subsequent to September 30, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The distributor did not impose a portion of its distribution fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                              $  --            $  --            $ 0.63         $ 0.52         $ --
    Ratios (to average net assets):
      Expenses##                                          --               --             0.97%          0.95%           --
      Net investment income                               --               --             4.72%          4.16%           --

See notes to financial statements


Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                 1992             1991             1990           1989           1988
-----------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $11.82           $10.25           $11.58         $10.13         $11.47
                                                       ------           ------           ------         ------         ------
Income from investment operations -
  Net investment income                                $ 0.65           $ 0.67           $ 0.64         $ 0.65         $ 0.62
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions         0.75             1.57            (1.25)          1.71          (1.07)
                                                       ------           ------           ------         ------         ------
      Total from investment operations                 $ 1.40           $ 2.24           $(0.61)        $ 2.36         $(0.45)
                                                       ------           ------           ------         ------         ------
Less distributions declared to shareholders -
  From net investment income**                         $(0.66)          $(0.61)          $(0.66)        $(0.63)        $(0.60)
  From net realized gain on investments and
   foreign currency transactions                        (0.14)           (0.06)           (0.06)         (0.28)         (0.08)
  From paid in capital                                    --               --               --             --           (0.21)
                                                       ------           ------           ------         ------         ------
      Total distributions declared to
       shareholders                                    $(0.80)          $(0.67)          $(0.72)        $(0.91)        $(0.89)
                                                       ------           ------           ------         ------         ------
Net asset value - end of period                        $12.42           $11.82           $10.25         $11.58         $10.13
                                                       ======           ======           ======         ======         ======
Total return(+)                                        12.26%           22.25%          (5.59)%         23.46%        (3.93)%
Ratios (to average net assets)/Supplemental data:
  Expenses                                              0.84%            0.87%            0.85%          0.72%          0.71%
  Net investment income                                 5.40%            5.89%            5.71%          5.97%          6.06%
Portfolio turnover                                        84%              74%              50%            53%            52%
Net assets at end of period (000,000 omitted)          $1,198             $909             $707           $628           $508

 ** For the years ended September 30, 1992 and 1991, $0.0508 and $0.0596, respectively, of per share distributions from net investment income have been redesignated as distributions from capital gains.
(+) Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
    October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                 1997             1996             1995           1994          1993*
-----------------------------------------------------------------------------------------------------------------------------
                                                      CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $15.02           $14.46           $12.80         $13.70         $13.53
                                                       ------           ------           ------         ------         ------
Income from investment operations# -
  Net investment income                                $ 0.50           $ 0.52           $ 0.53         $ 0.39         $ 0.06
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions         2.95             1.21             1.64          (0.65)          0.16
                                                       ------           ------           ------         ------         ------
      Total from investment operations                 $ 3.45           $ 1.73           $ 2.17         $(0.26)        $ 0.22
                                                       ------           ------           ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                           $(0.49)          $(0.51)          $(0.50)        $(0.43)        $(0.05)
  From net realized gain on investments and
    foreign currency transactions                       (1.06)           (0.66)             --             --             --
  In excess of net investment income                      --               --             (0.01)         (0.10)           --
  From paid-in capital                                    --               --               --           (0.11)           --
                                                       ------           ------           ------         ------         ------
      Total distributions declared to
       shareholders                                    $(1.55)          $(1.17)          $(0.51)        $(0.64)        $(0.05)
                                                       ------           ------           ------         ------         ------
Net asset value - end of period                        $16.92           $15.02           $14.46         $12.80         $13.70
                                                       ======           ======           ======         ======         ======
Total return                                           24.51%           12.49%           17.46%        (1.93)%         15.24%+
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            1.60%            1.67%            1.71%          1.70%          1.75%+
  Net investment income                                 3.17%            3.56%            3.97%          3.45%          3.98%+
Portfolio turnover                                       143%             140%             102%            91%            95%
Average commission rate###                            $0.0476          $0.0547          $   --         $   --         $   --
Net assets at end of period (000,000 omitted)         $ 1,707          $ 1,284          $ 1,005        $   843        $   532

  * For the period from the commencement of the Fund's offering of Class B shares, August 23, 1993, through September 30, 1993.
  + Annualized.
  # Per share data for the periods subsequent to September 30, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements


Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,                           PERIOD ENDED
                                                ---------------------------------------------------------          SEPTEMBER 30,
                                                      1997            1996           1995          1994*              1997**
--------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS C                                                            CLASS I
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $15.06           $14.49         $12.80         $12.92              $14.70
                                                    ------           ------         ------         ------              ------
Income from investment operations# -
  Net investment income                             $ 0.50           $ 0.53         $ 0.54         $ 0.08              $ 0.48
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions                                       2.95             1.22           1.66          (0.13)               2.23
                                                    ------           ------         ------         ------              ------
      Total from investment operations              $ 3.45           $ 1.75         $ 2.20         $(0.05)             $ 2.71
                                                    ------           ------         ------         ------              ------
Less distributions declared to shareholders -
  From net investment income                        $(0.49)          $(0.52)        $(0.50)        $(0.07)             $(0.49)
  From net realized gain on investments and
    foreign currency transactions                    (1.06)           (0.66)         (0.01)           --                  --
                                                    ------           ------         ------         ------              ------
      Total distributions declared to
       shareholders                                 $(1.55)          $(1.18)        $(0.51)        $(0.07)             $(0.49)
                                                    ------           ------         ------         ------              ------
Net asset value - end of period                     $16.96           $15.06         $14.49         $12.80              $16.92
                                                    ======           ======         ======         ======              ======
Total return                                        24.39%           12.67%         17.66%        (0.41)%              18.69%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                         1.60%            1.63%          1.67%          1.76%+              0.60%+
  Net investment income                              3.16%            3.67%          4.14%          4.08%+              4.16%+
Portfolio turnover                                    143%             140%           102%            91%                143%
Average commision rate###                          $0.0476          $0.0547         $  --          $  --              $0.0476
Net assets at end of period (000,000 omitted)      $   190          $    83         $   23         $    1             $    16

  * For the period from the commencement of the Fund's offering of Class C shares, August 1, 1994, through September 30, 1994.
 ** For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Total Return Fund (the Fund) is a diversified series of MFS Series Trust V (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over the counter prices. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities, currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex- dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Fund with the Custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended September 30, 1997, $619,269 was reclassified from accumulated undistributed net investment income to accumulated net realized gain on investments due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

    BASED ON AVERAGE NET ASSETS              BASED ON GROSS INCOME
--------------------------------------    --------------------------------
First $200 million            0.250%      First $14 million          3.57%
In excess of $200 million     0.212%      In excess of $14 million   3.04%

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following percentages of the Fund's average daily net assets provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $38,976 for the year ended September 30, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,022,760 for the year ended September 30, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,017,146 for the year ended September 30, 1997. The 0.25% per annum service fee is reduced to 0.15% per annum for shares purchased prior to October 1, 1989. Fees incurred under the distribution plan during the year ended September 30, 1997, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $189,517 and $10,184 for Class B and Class C shares, respectively, for the year ended September 30, 1997. Fees incurred under the distribution plan during the year ended September 30, 1997, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 1997, were $58,236, $1,791,715, and $35,597 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                     $2,072,323,861    $2,372,451,480
                                               ==============    ==============
Investments (non-U.S. government securities)   $4,386,613,299    $3,836,298,969
                                               ==============    ==============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $4,144,333,758
                                                                 ==============
Gross unrealized appreciation                                    $  958,506,187
Gross unrealized depreciation                                        (9,796,217)
                                                                 --------------
    Net unrealized appreciation                                  $  948,709,970
                                                                 ==============

(5) Shares of Beneficial Interest
The Funds Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                      YEAR ENDED SEPTEMBER 30, 1997        YEAR ENDED SEPTEMBER 30, 1996
                                  ---------------------------------    ---------------------------------
                                          SHARES             AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           45,594,446     $  706,971,591        32,544,619     $  475,330,763
Shares issued to shareholders
  in reinvestment of
  distributions                       16,846,895        254,622,294        11,900,327        171,688,507
Shares transferred to Class I         (1,095,793)       (16,108,156)            --                 --
Shares reacquired                    (43,162,914)      (672,300,086)      (28,608,019)      (418,045,276)
                                      ----------     --------------        ----------     --------------
    Net increase                      18,182,633     $  273,185,643        15,836,927       $228,973,994
                                      ==========     ==============        ==========     ==============

Class B Shares
                                      YEAR ENDED SEPTEMBER 30, 1997        YEAR ENDED SEPTEMBER 30, 1996
                                  ---------------------------------    ---------------------------------
                                          SHARES             AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           23,925,156     $  372,473,531        23,526,173     $  343,774,175
Shares issued to shareholders
  in reinvestment of
  distributions                        8,414,036        126,899,049         5,276,202         76,064,908
Shares reacquired                    (16,916,364)      (262,016,405)      (12,818,714)      (187,231,460)
                                      ----------     --------------        ----------     --------------
    Net increase                      15,422,828     $  237,356,175        15,983,661     $  232,607,623
                                      ==========     ==============        ==========     ==============

Class C Shares
                                      YEAR ENDED SEPTEMBER 30, 1997        YEAR ENDED SEPTEMBER 30, 1996
                                  ---------------------------------    ---------------------------------
                                          SHARES             AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            6,270,431     $   97,948,906         4,404,959     $   64,633,757
Shares issued to shareholders
  in reinvestment of
  distributions                          619,727          9,399,041           182,264          2,639,373
Shares reacquired                     (1,207,600)       (18,986,771)         (624,347)        (9,134,280)
                                      ----------     --------------        ----------     --------------
    Net increase                       5,682,558     $   88,361,176         3,962,876     $   58,138,850
                                      ==========     ==============        ==========     ==============

Class I Shares
                                   PERIOD ENDED SEPTEMBER 30, 1997*
                                   --------------------------------
                                          SHARES             AMOUNT
-------------------------------------------------------------------
Shares sold                               67,857       $  1,043,322
Shares issued to shareholders
  in reinvestment of
  distributions                           28,182            440,472
Shares transferred from
  Class A                              1,095,793         16,108,156
Shares reacquired                       (224,603)        (3,478,073)
                                  --------------   ----------------
    Net increase                         967,229      $  14,113,877
                                      ==========     ==============
* For the period from the commencement of the Fund's offering of Class
  I shares, January 2, 1997, through September 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended September 30, 1997, was $34,916.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts

                                                                     UNREALIZED
DESCRIPTION                EXPIRATION     CONTRACTS    POSITION    APPRECIATION
-------------------------------------------------------------------------------
U.S. Treasury Notes     December 1997            40       Short        $  2,297
U.S. Treasury Notes     December 1997           584       Short         106,539
                                                                       --------
                                                                       $108,836
                                                                       ========

At September 30, 1997, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At September 30, 1997, the Fund owned the following restricted security (constituting 0.07% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                              DATE OF
DESCRIPTION               ACQUISITION    PAR AMOUNT         COST          VALUE
-------------------------------------------------------------------------------
Merrill Lynch Mortgage
  Investors, Inc.,
  8.129s, 2023                6/22/94    $4,000,000   $2,772,500     $3,730,000
                                                      ----------     ----------

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust V and Shareholders of MFS Total Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Fund (one of the series constituting MFS Series Trust V) as of September 30, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended September 30, 1997 and 1996, and the financial highlights for each of the years in the ten-year period ended September 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Total Return Fund at September 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 31, 1997


                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Total Return Fund

TRUSTEES                                 CUSTODIAN
A. Keith Brodkin* - Chairman and         Investors Bank & Trust Company
President
                                         AUDITORS
Richard B. Bailey* - Private Investor;   Deloitte & Touche LLP
Former Chairman and Director (until
1991), Massachusetts Financial           INVESTOR INFORMATION
Services Company; Director, Cambridge    For MFS stock and bond market
Bancorp; Director, Cambridge Trust       outlooks, call toll free:
Company                                  1-800-637-4458 anytime from a
                                         touch-tone telephone.
Peter G. Harwood - Private Investor
                                         For information on MFS mutual funds,
J. Atwood Ives - Chairman and Chief      call your financial adviser or, for an
Executive Officer, Eastern Enterprises   information kit, call toll free:
                                         1-800-637-2929 any business day from 9
Lawrence T. Perera - Partner, Hemenway   a.m. to 5 p.m. Eastern time (or leave
& Barnes                                 a message anytime).

William J. Poorvu - Adjunct Professor,   INVESTOR SERVICE
Harvard University Graduate School of    MFS Service Center, Inc.
Business Administration                  P.O. Box 2281
                                         Boston, MA 02107-9906
Charles W. Schmidt - Private Investor
                                         For general information, call toll free
Arnold D. Scott* - Senior Executive      1-800-225-2606 any business day from
Vice President, Director and             8 a.m. to 8 p.m. Eastern time.
Secretary, Massachusetts Financial
Services Company                         For service to speech- or
                                         hearing-impaired, call toll free:
Jeffrey L. Shames* - President and       1-800-637-6576 any business day from 9
Director, Massachusetts Financial        a.m. to 5 p.m. Eastern time. (To use
Services Company                         this service, your phone must be
                                         equipped with a Telecommunications
Elaine R. Smith - Independent            Device for the Deaf.)
Consultant
                                         For share prices, account balances,
David B. Stone - Chairman, North         and exchanges, call toll free:
American Management Corp. (investment    1-800-MFS-TALK (1-800-637-8255)
advisers)                                anytime from a touch-tone telephone.

INVESTMENT ADVISER                       WORLD WIDE WEB
Massachusetts Financial Services         www.mfs.com
Company
500 Boylston Street
Boston, MA 02116-3741                    [DALBAR   For the fourth year in a row,
                                         LOGO]    MFS earned a #1 ranking in the
DISTRIBUTOR                                   DALBAR, Inc. Broker/Dealer Survey,
MFS Fund Distributors, Inc.              Main Office Operations Service Quality
500 Boylston Street                      Category. The firm achieved a 3.42
Boston, MA 02116-3741                    overall score on a scale of 1 to 4 in
                                         the 1997 survey. A total of 111 firms
LEAD PORTFOLIO MANAGER                   responded, offering input on the
David M. Calabro*                        quality of service they received from
                                         29 mutual fund companies nationwide.
TREASURER                                The survey contained questions about
W. Thomas London*                        service quality in 11 categories,
                                         including "knowledge of operations
ASSISTANT TREASURERS                     contact," "keeping you informed,"
Mark E. Bradley*                         "ease of doing business" with the firm.
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

MFS(R) TOTAL                                                --------------
RETURN FUND                                                   Bulk Rate
                                                             U.S. Postage
500 Boylston Street                                             Paid
Boston, MA 02116-3741                                           MFS
                                                            --------------
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INVESTMENT MANAGEMENT
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(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                MTR-2 11/97 350M  15/215/315/815